HAWAIIAN TAX-FREE TRUST
                         Supplement to the Prospectuses
                               Dated July 24, 2002


     The portfolio managers described under the caption "Trust Management" have tendered their resignations from the Adviser, effective February 28, 2003.

     The Adviser has informed the Board of Trustees that it is vigorously pursuing alternatives that include identifying and interviewing highly qualified candidates as replacements, as well as other options.

     When arrangements have been finalized the Prospectuses will be supplemented.

                 The date of this supplement is January 24, 2003